UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, TX	76092
(Address of principal executive offices	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

SPV Notes

SPV Notes Indenture

On September 28, 2026 (the “SPV Notes Issue Date”), Sabre Financial Borrower, LLC (“Sabre Financial”), an indirect wholly-owned subsidiary of Sabre Corporation (“Sabre” or the “Company”), Sabre Financing Holdings LLC (“Sabre Financing”), Sabre Financial’s direct parent company, certain of Sabre’s Luxembourg subsidiaries and Wilmington Trust, National Association, as trustee and collateral agent, entered into an indenture (the “SPV Notes Indenture”) governing Sabre Financial’s newly issued 9.875% Senior Secured Notes due 2032 (the “SPV Notes”). The SPV Notes were issued in an aggregate principal amount of $1.35 billion, will pay interest semiannually in arrears on April 15 and October 15 of each year, beginning on April 15, 2027, at a rate of 9.875% per year, and will mature on October 15, 2032.

The proceeds from the issuance of the SPV Notes were lent by Sabre Financial to Sabre GLBL pursuant to the New Intercompany Loan (as defined below). Sabre GLBL used a portion of the proceeds of the New Intercompany Loan to prepay the outstanding borrowings under the First Lien Pari Passu Credit Agreement (the “Existing Intercompany Loan”), among, inter alios, Sabre GLBL, as borrower, and Sabre Financial, as lender, at a prepayment price equal to 100% of the outstanding principal amount thereof, plus a customary make-whole premium and accrued and unpaid interest thereon to the prepayment date. Sabre GLBL used the remaining proceeds of the New Intercompany Loan after such prepayment to repurchase, pursuant to the previously announced Sabre GLBL Tender Offers (as defined below), $251,888,000.00 aggregate principal amount of its outstanding 10.750% Senior Secured Notes due 2029 for an aggregate purchase price of $260,002,641.89, consisting of $249,998,840.00 attributable to principal and $10,003,801.89 attributable to accrued and unpaid interest.

Sabre Financial used a portion of the proceeds received from the prepayment of the Existing Intercompany Loan to repurchase, pursuant to the previously announced Sabre Financial Tender Offer (as defined below), $930,682,000.00 aggregate principal amount of its outstanding 11.125% Senior Secured Notes due 2029 (the “2029 SPV Notes”) for an aggregate purchase price of $1,046,393,563.80, consisting of $1,016,770,085.00 attributable to principal and premium and $29,623,478.80 attributable to accrued and unpaid interest. Sabre Financial used the remaining proceeds from such prepayment to deposit the Trust Funds (as defined below) with the Trustee (as defined below) to satisfy and discharge the 2029 SPV Notes Indenture (as defined below) and pay the costs, fees and expenses incurred in connection with the issuance of the SPV Notes and the refinancing transactions.

The SPV Notes are jointly and severally, irrevocably and unconditionally, guaranteed on a secured basis by Sabre Financing and, up to an amount of $400 million, certain of Sabre’s existing and future foreign subsidiaries organized under the laws of Australia, England and Wales, Iceland, Luxembourg, Poland, Singapore and Uruguay (collectively, the “Sabre Foreign Guarantors,” and together with Sabre Financing, the “SPV Notes Guarantors”). On the SPV Notes Issue Date, the SPV Notes were guaranteed by Sabre Financing and the Sabre Foreign Guarantors organized in Luxembourg, and the SPV Notes Indenture requires Sabre Financial to use commercially reasonable efforts to cause the guarantees by other Sabre Foreign Guarantors to be issued within 120 days after the SPV Notes Issue Date. The SPV Notes will not be guaranteed by Sabre GLBL Inc. (“Sabre GLBL”), an indirect wholly-owned subsidiary of Sabre, the Sabre GLBL Guarantors (as defined below) or any of their other domestic or foreign subsidiaries.

The SPV Notes and the related guarantees (i) are general senior secured obligations of Sabre Financial and each SPV Notes Guarantor; (ii) rank equally in right of payment to all future unsubordinated indebtedness of Sabre Financial and each SPV Notes Guarantor; (iii) rank effectively senior to all unsecured indebtedness of Sabre Financing and, to the extent of the value of the collateral but not more than $400 million, the Sabre Foreign Guarantors; (iv) are structurally senior to the indebtedness of Sabre GLBL and the Sabre GLBL Guarantors, including the New Sabre GLBL Notes, the Existing Sabre GLBL Secured Notes, the Sabre GLBL Exchangeable Notes and the Sabre GLBL Senior Credit Facility (each as defined below), with respect to the assets of Sabre Financial and Sabre Financing and, up to an amount of $400 million, with respect to the assets of the Sabre Foreign Guarantors; (v) are effectively subordinated to all secured indebtedness of Sabre Financial and SPV Notes Guarantors to the extent of the value of any assets securing such secured indebtedness that are not collateral or in excess of $400 million with respect to the Sabre GLBL Guarantors; (vi) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of the Sabre Foreign Guarantors that do not guarantee the SPV Notes; and (vii) are senior in right of payment to all existing and future subordinated indebtedness of Sabre Financial and the SPV Notes Guarantors. Upon the occurrence of specific kinds of changes of control, the holders of the SPV Notes have the right to cause Sabre Financial to repurchase some or all of the SPV Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. The SPV Notes are subject to redemption on the terms and at the prices set forth in the SPV Notes Indenture.

The SPV Notes Indenture contains covenants that, among other things, limit Sabre Financial’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to Sabre Financial, Sabre Financing, Sabre Foreign Guarantors, or their respective subsidiaries;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications.

The SPV Notes Indenture includes customary events of default, including certain events of default with respect to collateral under the New Intercompany Loan and defaults by Sabre GLBL and its restricted subsidiaries under certain indebtedness.

This description of the SPV Notes Indenture and the SPV Notes does not purport to be complete and is qualified in its entirety by reference to the SPV Notes Indenture and the form of the SPV Notes, which are filed within this Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

SPV Security Agreement

Sabre Financial’s and the SPV Notes Guarantors’ obligations under the SPV Notes Indenture are secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereinafter acquired property and assets of Sabre Financial, Sabre Financing and, up to an amount of $400 million, the Sabre Foreign Guarantors (other than certain excluded assets) (collectively, the “SPV Security Documents”), including the Pledge and Security Agreement executed in connection with the entry into the SPV Notes Indenture, on September 28, 2026, by and among Sabre Financial, Sabre Financing, and Wilmington Trust, National Association, as collateral agent (the “SPV Security Agreement”).

The liens granted under the SPV Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	the loan payments due to Sabre Financial evidenced by the intercompany note issued under the New Intercompany Loan;

•	all equity interests of Sabre Financial, held by Sabre Financing;

•	substantially all equity interests directly owned by Sabre Financial or any SPV Notes Guarantor in their direct restricted subsidiaries (with customary limitations on pledges of certain voting stock);

•

substantially all tangible and intangible personal property of Sabre Financial and the SPV Notes Guarantors, including, without limitation, accounts, inventory, equipment, general intangibles (including intellectual property and intercompany agreements), instruments and investment property, books and records, and proceeds of the foregoing; and

•

mortgages on material owned real property of Sabre Financial and the SPV Notes Guarantors, if any and to the extent required, together with customary title insurance, opinions and related deliverables.

This description of the SPV Security Documents, including the SPV Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the SPV Security Agreement, which is filed within this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

New Intercompany Loan

On September 28, 2026, Sabre GLBL entered into the First Lien Pari Passu Credit Agreement (the “New Intercompany Loan”), among Sabre GLBL, as borrower, Sabre Holdings Corporation, as Holdings (“Sabre Holdings”), certain subsidiaries of Sabre GLBL, as guarantors (the “Sabre GLBL Guarantors”), Sabre Financial, as lender, and Wilmington Trust, National Association, as the administrative agent, in the amount of $1.35 billion. The proceeds of the New Intercompany Loan were used to refinance a portion of Sabre GLBL’s obligations under the Existing Intercompany Loan.

The New Intercompany Loan is guaranteed on a senior, secured basis by Sabre Holdings and Sabre GLBL’s restricted subsidiaries that guarantee Sabre GLBL’s credit facility (the “Sabre GLBL Senior Credit Facility”) under the Amended and Restated Credit Agreement, dated as of February 19, 2013, among Sabre GLBL, Sabre Holdings, the subsidiary guarantors party thereto, the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent and Bank of America, N.A. as successor administrative agent, as subsequently amended and supplemented from time to time (which also guarantees the Sabre GLBL’s existing senior secured notes (the “Existing Sabre GLBL Secured Notes”)). Neither Sabre’s foreign subsidiaries nor unrestricted subsidiaries are required to guarantee the New Intercompany Loan. Each of Sabre GLBL’s future direct and indirect restricted subsidiaries that guarantee indebtedness under the Sabre GLBL Senior Credit Facility, the Existing Sabre GLBL Secured Notes or other first lien obligation of Sabre GLBL or a Sabre GLBL Guarantor or, if the Sabre GLBL Senior Credit Facility ceases to be outstanding, any capital markets debt securities of Sabre GLBL or a Sabre GLBL Guarantor, guarantees the New Intercompany Loan. The Sabre GLBL Senior Credit Facility currently requires, subject to certain exceptions, newly formed or acquired domestic wholly-owned subsidiaries of Sabre GLBL to guarantee the obligations thereunder. Upon the occurrence of specific kinds of change of control, Sabre GLBL is required to offer to prepay the New Intercompany Loan at 101% of the principal amount thereof plus accrued and unpaid interest to the date of prepayment.

The New Intercompany Loan and the related guarantees (i) are general senior secured obligations of Sabre GLBL and each of the Sabre GLBL Guarantors, (ii) rank equally in right of payment to all existing and future unsubordinated indebtedness of Sabre GLBL and the Sabre GLBL Guarantors (including the Sabre GLBL Senior Credit Facility, the New Sabre GLBL Notes and the Existing Sabre GLBL Secured Notes); (iii) rank effectively senior to all unsecured indebtedness of Sabre GLBL and the Sabre GLBL Guarantors, to the extent of the value of the collateral securing the loan, which it will share pari passu with the Sabre GLBL Senior Credit Facility, the New Sabre GLBL Notes and the Existing Sabre GLBL Secured Notes; (iv) are structurally senior to all other indebtedness of Sabre GLBL that is not guaranteed by the Sabre GLBL Guarantors, with respect to the assets of such guarantors; (v) are effectively subordinated to all secured indebtedness of Sabre GLBL and any Sabre GLBL Guarantor to the extent of the value of any assets securing such secured indebtedness that are not collateral securing the New Intercompany Loan; (vi) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of Sabre GLBL that are not Sabre GLBL Guarantors, including the indebtedness under the New Sabre GLBL Notes and the guarantees of the SPV Notes by the SPV Guarantors; and (vii) are senior in right of payment to all existing and future subordinated indebtedness of Sabre GLBL and the Sabre GLBL Guarantors.

The New Intercompany Loan contains covenants that, among other things, limit Sabre GLBL’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to Sabre GLBL, Sabre Holdings or the Company; and

•	consolidate, merge or sell all or substantially all of their assets; and enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications.

The New Intercompany Loan includes customary events of default, including certain events of default with respect to the SPV Notes.

This description of the New Intercompany Loan does not purport to be complete and is qualified in its entirety by reference to the New Intercompany Loan, which is filed with this Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

SPV Notes Indenture

The SPV Notes Indenture contains covenants that limit, among other things, Sabre Financial’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Company’s common stock to receive dividends. For more information, see the SPV Notes Indenture, which is filed within this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Sabre GLBL Tender Offers Results

On September 24, 2026, Sabre GLBL Inc. issued a press release (the “Results Press Release”) announcing the results of Sabre GLBL’s previously announced offers to purchase for cash (the “Sabre GLBL Tender Offers”) certain of its outstanding 10.750% Senior Secured Notes due 2029, 10.750% Senior Secured Notes due 2030 and 11.125% Senior Secured Notes due 2030 (collectively, the “Sabre GLBL Securities”), upon the terms and subject to the conditions set forth in the Sabre GLBL’s Offer to Purchase, dated as of September 15, 2026.

On September 28, 2026, Sabre GLBL settled the Sabre GLBL Tender Offers. A copy of the Results Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sabre Financial Tender Offer and Consent Solicitation Early Results

On September 25, 2026, Sabre Financial issued a press release (the “Early Results Press Release”) announcing the early results of Sabre Financial’s previously announced offer to purchase for cash (the “Sabre Financial Tender Offer”) any and all of its outstanding 11.125% Senior Secured Notes due 2029 (the “2029 SPV Notes”) and concurrent solicitation of consents (the “Consent Solicitation”) for amendments to the 2029 SPV Notes and the indenture (the “2029 SPV Notes Indenture”), dated as of December 5, 2025, under which the 2029 SPV Notes were issued, in each case upon the terms and subject to the conditions set forth in Sabre Financial’s Offer to Purchase and Consent Solicitation Statement, dated as of September 14, 2026 (the “Offer to Purchase”).

Sabre Financial announced that $930,682,000.00 in aggregate principal amount of the 2029 SPV Notes, equal to 93.07% of the aggregate principal amount outstanding of the 2029 SPV Notes, were validly tendered at or prior to 5:00 p.m., New York City time, on September 25, 2026 (the “Early Tender Deadline”) and not validly withdrawn at or prior to 5:00 p.m., New York City time, on September 25, 2026 (the “Withdrawal Deadline”). On September 28, 2026, Sabre Financial completed the early settlement of the Sabre Financial Tender Offer, repurchasing the full $930,682,000.00 in aggregate principal amount of tendered 2029 SPV Notes. A copy of the Early Results Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Because Sabre Financial received consents from a majority of the aggregate principal amount of outstanding 2029 SPV Notes (the “Required Consents”), Sabre Financial, the guarantors party to the 2029 SPV Notes Indenture, and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent, executed and delivered a supplemental indenture to the 2029 SPV Notes Indenture (the “Second Supplemental Indenture”), (i) eliminating substantially all restrictive covenants in the 2029 SPV Notes Indenture and (ii) eliminating certain events of default (collectively, the “Proposed Amendments”). The Second Supplemental Indenture became effective on September 28, 2026, upon the purchase by Sabre Financial of the 2029 SPV Notes satisfying the Required Consents in the Sabre Financial Tender Offer and Consent Solicitation.

The Sabre Financial Tender Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on October 12, 2026, unless extended or earlier terminated by Sabre Financial.

Redemption of the Remaining 2029 SPV Notes

On September 28, 2026, Sabre Financial provided unconditional and irrevocable notice to the Trustee, as trustee and collateral agent under the 2029 SPV Notes Indenture, and the holders that on October 13, 2026 (the “Redemption Date”), Sabre Financial intended to redeem all $69,318,000.00 aggregate principal amount of the 2029 SPV Notes not validly tendered pursuant to the Sabre Financial Tender Offer and Consent Solicitation at a redemption price equal to 109.250% of the aggregate principal amount of the 2029 SPV Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date. The total redemption price for such 2029 SPV Notes is $78,257,615.13, consisting of $75,729,915.00 attributable to principal and premium and $2,527,700.13 attributable to accrued and unpaid interest. Sabre Financial intends to complete the redemption of the 2029 SPV Notes in accordance with the terms of the 2029 SPV Notes Indenture at the redemption price described above.

Satisfaction and Discharge of the 2029 SPV Notes

On September 28, 2026, Sabre Financial delivered and irrevocably deposited funds with the Trustee (such funds, the “Trust Funds”) in an amount sufficient to fund the payment of the principal amount of, and premium and accrued and unpaid interest on, the 2029 SPV Notes not validly tendered pursuant to the Sabre Financial Tender Offer on October 13, 2026, which is the Redemption Date in respect of the 2029 SPV Notes. After the deposit of such Trust Funds, the 2029 SPV Notes Indenture was satisfied and discharged with respect to the 2029 SPV Notes in accordance with its terms. Sabre Financial paid for the discharge of the outstanding 2029 SPV Notes following the Sabre Financial Tender Offer using a portion of the proceeds from the repayment by Sabre GLBL of the Existing Intercompany Loan.

As a result of the satisfaction and discharge of the 2029 SPV Notes Indenture, Sabre Financial and each of the guarantors thereunder has been released from its obligations under the 2029 SPV Notes Indenture, except those provisions that, by their terms, survive the satisfaction and discharge of the 2029 SPV Notes Indenture. In addition, all liens on the collateral securing the 2029 SPV Notes have been released.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly

Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 6, 2026, our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 18, 2026 and in our other filings with the SEC. We cannot guarantee future events, including our ability to realize the anticipated benefits of the SPV Notes, the Sabre GLBL Tender Offers, Sabre Financial Tender Offer and Consent Solicitation, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Indenture, dated as of September 28, 2026, among Sabre Financial Borrower, LLC, each of the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

4.2	Form of 9.875% Senior Secured Notes due 2032 (included in Exhibit 4.1).

10.1	Pledge and Security Agreement, dated as of September 28, 2026, among Sabre Financial Borrower, LLC, Sabre Financing Holdings and Wilmington Trust, National Association, as collateral agent.

10.2	First Lien Pari Passu Credit Agreement, dated as of September 28, 2026 among Sabre GLBL Inc., as borrower, Sabre Holdings Corporation, as holdings, Sabre Financial Borrower, LLC, as lender, and Wilmington Trust, National Association, as administrative agent.

99.1	Results Press Release dated September 24, 2026

99.2	Early Results Press Release dated September 25, 2026

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2026

Sabre Corporation

By:	/s/ Rochelle Boas
Name:	Rochelle Boas
Title:	Executive Vice President and Chief Legal Officer